--------------------------------------------------------------------------------
             THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                                   July 31, 2000
Dear Shareholder:

     In the first half of the year, fears of an open-ended tightening policy by the Federal Reserve peaked in May, which resulted in a subsequent relief in the market as the U.S. economy seemed to decelerate significantly. During the period, the Federal Reserve tightened short-term rates by 1.00% in an attempt to engineer a "soft landing" for the U.S. economy. In the first six months of the new millennium we have witnessed unprecedented volatility in both the Treasury yield curve and the spread sectors. The Treasury curve inverted sharply in the first quarter, but as weak economic data emerged in the second quarter, market participants embraced an economic "soft landing" scenario causing the yield curve to steepen. The downward revision in growth expectations allowed spread sectors to rally in the month of June, but year-to-date their performance still trails Treasuries.

     While fears of a hawkish Federal Reserve and consequent risks of a "hard-landing" may not materialize immediately, the risks are skewed in that direction. A longer period of subdued financial market performance is necessary to enable the labor markets to build up slack, which is an important pre-condition for the Fed to achieve its goal.

     This report contains a summary of market conditions during the semi-annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's unaudited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.


Sincerely,


/s/ LAURENCE D. FINK                         /s/ RALPH L. SCHLOSSTEIN
--------------------                         ------------------------
Laurence D. Fink                             Ralph L. Schlosstein
Chairman                                     President

                                                                  July 31, 2000


Dear Shareholder:

     We are pleased to present the unaudited semi-annual report for The BlackRock Pennsylvania Strategic Municipal Trust (the "Trust") for the six months ended June 30, 2000. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

     The Trust is a non-diversified closed-end bond fund whose shares are traded on the American Stock Exchange under the symbol "BPS." The Trust's investment objective is to provide current income that is exempt from federal and Pennsylvania State income tax. The Trust seeks to achieve this objective by investing 80% of its total assets in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality), and may invest up to 20% of its total assets in non-investment grade (rated Ba/BB or B by a major rating agency or of equivalent quality) Pennsylvania tax-exempt general obligation and revenue bonds issued by city, county and state municipalities.

     The table below summarizes the changes in the Trust's stock price and NAV since December 31, 1999:

                         -----------------------------------------------------------
                           6/30/00      12/31/99     CHANGE       HIGH        LOW
------------------------------------------------------------------------------------
 STOCK PRICE             $13.6875      $13.375       2.34%       $14.50     $11.5625
-----------------------------------------------------------------------------------
 NET ASSET VALUE (NAV)   $13.90        $13.40        3.73%       $14.00     $13.04
-----------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     The dynamic expansion of the U.S. economy continues undaunted by Federal Reserve Chairman Greenspan's attempt to brake the economy, short of stalling it into a recession. The labor markets remain tight, growth remains strong with 5%+ annualized growth rates and inflation pressures continue to be offset by increased productivity. However, the Fed remains cautious, in their February minutes it was noted that: "Other members acknowledged that the Committee might need to move more aggressively at a later meeting should imbalances continue to build and inflation expectations clearly begin to pick up." At the Federal Reserve meeting in November, February and March the Fed raised the discount rate by 0.25% at each meeting and a 0.50% increase was made in May to bring the current discount rate to 6.50%.

     The Treasury Yield curve experienced a complex set of dynamics, which has inverted the curve and may continue to invert the curve for the foreseeable future. The yields on the short-end of the curve increased sharply during the period in response to three Federal Reserve increases to the discount rate and perceived future Fed actions in the coming months. The long-end of the curve is reacting to the "official" announcement that the Treasury will buy back $30 billion of Treasuries with maturities ranging from 10 to 30 years. With a decreasing supply of available Treasuries, a balanced budget, and an unchanged demand for longer maturity Treasuries, we would anticipate this condition to continue. This condition is further augmented by Treasury auction activity, as they reduce the available bonds on the long end of the curve they continue to add supply in the 1-10 year range through periodic auctions. For the semi-annual period, the yield of the 10-year Treasury security declined from 6.44% on December 31, 1999 to 6.03% on June 30, 2000.

     Municipal bonds outperformed the taxable domestic bond market during the past six months, returning 4.49% (as measured by the LEHMAN MUNICIPAL INDEX) versus the LEHMAN AGGREGATE INDEX's 3.98% on a pre-tax basis. Overall, the tone in the market during the period was extremely positive as the result of continued strong demand from individual/retail investors coupled with a slowdown in new issuance. During 1999, households increased their holdings of individual municipal bonds by over $40 billion while mutual funds saw net outflows. Offsetting the large amount of mutual fund outflows during the first quarter of 2000 was a 22% decline in overall new municipal bond issuance YTD for the same period, led by a 68% drop in refunding volume. Refunding volume was down due to the relatively higher interest rates experienced during the first half of

2000  when  compared  to  the  first  half of 1999, while new money issuance has
declined   because   the  strong  economy  has  led  to  full  coffers  at  most municipalities.

     The Commonwealth of Pennsylvania's creditworthiness has steadily improved over the past decade. This state's highly urban population, with nearly 12 million residents, has remained stable while the economy has been in transition from heavily manufacturing based employment to a more diversified economic foundation with trade and service sector jobs now accounting for the majority of jobs. More recently, the spring's higher interest rates have started to slow Pennsylvania's housing market while the service industry's growth has not been as robust. However, this eight year transition combined, with approximately 1% average annual employment growth, have resulted in the Commonwealth's slowly declining unemployment rate which continues to mirror that of the country, 3.9% in May 2000.

     The Commonwealth's prudent fiscal management, in response to the FY 1991 operating deficit, accompanied the transition in employment structure. Since
1991 tax changes, financial controls and limited borrowing combined with the changing and slowly growing economy have resulted in General fund surpluses and an annually increasing rainy day fund, nearly $1 billion or approximately 5% of FY 1999 revenues. In FY 2000, year to date, General Fund collections are 4.5% above the estimate. Corporate, personal income and sales tax receipts are all ahead of the Commonwealth's conservative projections. Today, Pennsylvania's sound financial position provides above average bondholder security, which is also reflected in its Aa/AA bond ratings.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors and coupons.

     Since inception, the Trust sought to take advantage of tight municipal credit spreads to build a strong credit profile. Specifically, the Trust emphasized higher rated securities over lower rated securities. Additionally, the Trust maintained a defensive coupon structure, which was achieved by adding premium coupons, which positively contributed to the Trust's total returns as interest rates rose during the period.

     Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. As of June 30, 2000, the Trust's leverage amount was 38% of total assets.

     The following charts show the Trust's current and December 31, 1999 asset composition and credit quality allocations:

-----------------------------------------------------------------------
                                            SECTOR BREAKDOWN
-----------------------------------------------------------------------
 SECTOR                              JUNE 30, 2000   DECEMBER 31, 1999
-----------------------------------------------------------------------
  City, County & State                    36%              43%
-----------------------------------------------------------------------
  Housing                                 13%              13%
-----------------------------------------------------------------------
  Hospital                                12%              13%
-----------------------------------------------------------------------
  Water & Sewer                           12%              10%
-----------------------------------------------------------------------
  Transportation                          10%              13%
-----------------------------------------------------------------------
  Power                                    5%               6%
-----------------------------------------------------------------------
  Industrial & Pollution Control           3%               2%
-----------------------------------------------------------------------
  Other                                    9%               -
-----------------------------------------------------------------------

-----------------------------------------------------
 CREDIT RATING*   JUNE 30, 2000   DECEMBER 31, 1999
-----------------------------------------------------
      AAA/Aaa           57%              68%
-----------------------------------------------------
       AA/Aa            15%              12%
-----------------------------------------------------
        A/A              9%               4%
-----------------------------------------------------
      BBB/Baa            3%               3%
-----------------------------------------------------
     Not Rated          16%              13%
-----------------------------------------------------

----------
* Using the higher of Standard & Poor's or Moody's rating.

     We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Pennsylvania Strategic Municipal Trust. Please feel free to contact our marketing center at (800) 227-7BFM
(7236) if you have specific questions which were not addressed in this report.


Sincerely,


/s/ ROBERT S. KAPITO                     /s/ KEVIN KLINGERT
-------------------                      -------------------
Robert S. Kapito                         Kevin Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Advisors, Inc.                 BlackRock Advisors, Inc.


--------------------------------------------------------------------------------
              THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST
--------------------------------------------------------------------------------
  Symbol on American Stock Exchange:                                    BPS
--------------------------------------------------------------------------------
  Initial Offering Date:                                            8/25/99
--------------------------------------------------------------------------------
  Closing Stock Price as of June 30, 2000:                          $13.6875
--------------------------------------------------------------------------------
  Net Asset Value as of June 30, 2000:                              $13.90
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of June 30, 2000 ($13.6875)1:       6.71%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share2:                          $ 0.076563
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share2:                       $ 0.918756
--------------------------------------------------------------------------------

1 Yield  on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
2 The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

           PRINCIPAL
            AMOUNT                                                                                   OPTION CALL        VALUE
 RATING*     (000)                                    DESCRIPTION                                    PROVISIONS+       (NOTE 1)
=================================================================================================================================
                     LONG-TERM INVESTMENTS-158.5%
                     PENNSYLVANIA-150.9%
 AAA        $2,150   Allegheny Cnty. Port Auth. Spec. Rev. Trans., 6.125%, 3/01/29, MBIA .........   03/09 @ 101     $ 2,191,839
 AAA         1,800   Allegheny Cnty. San. Auth. Swr. Rev., 5.375%, 12/01/24, MBIA ................   12/07 @ 102       1,705,176
             1,250   Dauphin Cnty. Gen. Auth., Hotel & Conf. Ctr., Hyatt Regency,
                     6.20%, 1/01/19 ..............................................................   01/09 @ 102       1,141,625
 NR          2,500   Delaware Cnty. Auth. Rev., Hlth. Facs. Mercy Hlth. Corp. Proj.,
                     Ser. A, 6.00%, 12/15/26 .....................................................       ETM           2,548,150
 AAA         1,250   Delaware Cnty. Ind. Dev. Auth. Rev., Wtr. Facs., 6.00%, 6/01/29, FGIC .......   06/09 @ 101       1,256,700
                     Lehigh Cnty. Gen. Purp. Auth. Rev., Kidspeace Oblig. Group,
 NR          1,250    6.00%, 11/01/23 ............................................................   11/08 @ 102       1,088,562
 NR          1,250    6.20%, 11/01/14 ............................................................   11/09 @ 102       1,160,400
 A-          1,250   Montgomery Cnty. Ind. Dev. Auth. Rev., Retirement Life Cmnty.,
                      5.25%, 11/15/28 ............................................................   11/08 @ 101       1,019,963
 NR          4,000   MuniMae TE Bond Subsidiary, LLC, Ser. A, 6.875%, 6/30/09++ ..................  No Opt. Call       3,930,880
 BBB+        1,625   Pennsylvania Econ. Dev. Fin. Auth., Solid Waste Disp. Rev.,
                      USG Corp. Proj., 6.00%, 6/01/31 ............................................   06/09 @ 102       1,471,275
                     Pennsylvania Hsg. Fin. Agcy. Rev.,
 AA+         3,200    Sngl. Fam. Mtge., Ser. 68A, 6.10%, 4/01/21 .................................   10/09 @ 100       3,196,096
 AA+         1,250    Sngl. Fam. Mtge., Ser. 60A, 5.85%, 10/01/27 ................................  04/07 @ 101.5      1,205,475
 AAA         1,750   Pennsylvania St. Higher Ed. Ass. Agy. Std. Loan Rev.,
                      7.437%, 3/01/20, MBIA ......................................................   04/01 @ 101       1,890,297
                     Pennsylvania St. Higher Edl. Fac. Auth. Rev.,
 AA-         1,250    Lafayette Coll. Proj., 6.00%, 5/01/30 ......................................   05/10 @ 100       1,267,762
 AA            850    Philadelphia Univ., 6.10%, 6/01/30 .........................................   06/10 @ 100         835,100
 A           1,000    Univ. of Pennsylvania Hlth. Svcs., Ser. A, 5.75%, 1/01/22 ..................   01/06 @ 101         867,770
 AAA         1,250   Philadelphia Pkg. Auth. Rev., Arpt., 5.625%, 9/01/18, FSA ...................   09/09 @ 101       1,243,413
 AAA         1,250   Philadelphia Arpt. Rev., Phil. Arpt. Sys., Ser. B, 5.40%, 6/15/27, FGIC .....   06/07 @ 102       1,150,375
                     Philadelphia Sch. Dist. G.O.,
 AAA         1,190    Ser. B, 5.50%, 9/01/25, AMBAC ..............................................   09/05 @ 101       1,141,472
 AAA         2,800    Ser. C, 5.50%, 3/01/24, MBIA ...............................................   03/10 @ 100       2,688,896
 AAA         3,050    Ser. C, 5.75%, 3/01/29, MBIA ...............................................   03/10 @ 100       3,024,746
 AAA         2,350   Philadelphia Wtr. & Wastewtr. Rev., 5.00%, 6/15/16, FSA .....................   06/03 @ 100       2,209,023
 AAA         2,250   Southeastern Pennsylvania Trans. Auth. Spec. Rev.,
                      5.375%, 3/01/17, FGIC ......................................................   03/07 @ 102       2,190,262
 AAA         1,750   Washington Cnty. Auth. Rev., Cap. Fdg. & Equip. Proj.,
                      6.15%, 12/01/29, AMBAC .....................................................  No Opt. Call       1,841,298
                                                                                                                     -----------
                                                                                                                      42,266,555
                                                                                                                     -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
           PRINCIPAL
            AMOUNT                                                                        OPTION CALL        VALUE
 RATING*     (000)                              DESCRIPTION                              PROVISIONS+       (NOTE 1)
=================================================================================================================================
                     U. S. VIRGIN ISLANDS-7.6%
 A          $2,100   Virgin Islands Pub. Fin. Auth. Rev., Gross Receipts Tax, Ser. A,
                      6.125%, 10/01/29 ..............................................   10/10 @ 101      $  2,125,221
                                                                                                         ------------
                     TOTAL LONG-TERM INVESTMENTS (COST $44,502,098)..................                      44,391,776

                     SHORT-TERM INVESTMENT**-0.2%
 A1+            50   Long Island Pwr. Auth. Elec. Sys. Rev., FRDD, 4.40%, 7/03/00,
                      (amortized cost $50,000)........................................       N/A                50,000
                                                                                                         ------------
                     TOTAL INVESTMENTS-158.7% (COST $44,552,098).....................                      44,441,776
                     Liquidation value of preferred stock-(62.5)% ...................                     (17,500,000)
                     Other assets in excess of liabilities-3.8% .....................                       1,069,458
                                                                                                         ------------
                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS-100% ..............                    $ 28,011,234
                                                                                                         ============


----------
 * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
** For  purposes of amortized cost valuation, the maturity of this instrument is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
 + Option  call provisions: date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.
++ Security  is exempt from registration under  Rule 144A of the  Securities Act of 1933. These securities may be resold in transactions exemp from registration to qualified institutional buyers.

-----------------------------------------------------------------------------------------------------------------
                                        THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:
   AMBAC   -- American Municipal Bond Assurance Corporation     FSA      --  Financial Security Assurance
     ETM   -- Escrowed to Maturity                              G.O.     --  General Obligation
    FGIC   -- Financial Guaranty Insurance Company              MBIA     --  Municipal Bond Insurance Association
    FRDD   -- Floating Rate Daily Demand
-----------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK PENNSYLVANIA
STRATEGIC MUNICIPAL TRUST
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $44,552,098) (Note 1)..........    $44,441,776
Cash ......................................................        721,890
Interest receivable .......................................        614,668
Other assets ..............................................            238
                                                               -----------
                                                                45,778,572
                                                               -----------
LIABILITIES
Dividends payable-common stock ............................        154,311
Offering costs payable (Note 4) ...........................         69,256
Investment advisory fee payable (Note 2) ..................         13,003
Dividends payable-preferred stock .........................          4,458
Accrued expenses and other liabilities ....................         26,310
                                                               -----------
                                                                   267,338
                                                               -----------
NET INVESTMENT ASSETS .....................................    $45,511,234
                                                               ===========
Net investment assets were comprised of:
 Common shares of beneficial interest:
  Par value (Note 4) ......................................    $     2,015
  Paid-in capital in excess of par ........................     28,373,578
 Preferred shares of beneficial interest (Note 4) .........     17,500,000
                                                               -----------
                                                                45,875,593
 Distributions in excess of net investment income .........       (114,982)
 Accumulated net realized loss ............................       (139,055)
 Net unrealized depreciation ..............................       (110,322)
                                                               -----------
Net investment assets, June 30, 2000 ......................    $45,511,234
                                                               ===========
Net assets applicable to common shareholders ..............    $28,011,234
                                                               ===========
Net asset value per common shares of
  beneficial interest:
  ($28,011,234 / 2,015,492 common shares of
  beneficial interest issued and outstanding) .............         $13.90
                                                                    ======

--------------------------------------------------------------------------------
THE BLACKROCK PENNSYLVANIA
STRATEGIC MUNICIPAL TRUST
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned .....................    $1,370,392
                                                        ----------
Expenses
  Investment advisory ..............................       133,874
  Auction agent ....................................        21,800
  Reports to shareholders ..........................        10,000
  Custodian ........................................         9,100
  Transfer agent ...................................         8,000
  Independent accountants ..........................         6,800
  Trustees .........................................         6,000
  Legal ............................................         3,700
  Miscellaneous ....................................         7,749
                                                        ----------
  Total expenses ...................................       207,023
  Less expenses waived by advisor (Note 2) .........       (55,778)
                                                        ----------
  Net expenses .....................................       151,245
                                                        ----------
Net investment income ..............................     1,219,147
                                                        ----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized loss on investments ...................      (131,361)
Net change in unrealized depreciation
  on investments ...................................     1,213,241
                                                        ----------
Net gain on investments ............................     1,081,880
                                                        ----------
NET INCREASE IN NET INVESTMENT ASSETS
RESULTING FROM OPERATIONS ..........................    $2,301,027
                                                        ==========



See Notes to Financial Statements.
                                       7

--------------------------------------------------------------------------------
THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST
STATEMENT OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                       FOR THE PERIOD
                                                                                  SIX MONTHS ENDED    AUGUST 25, 1999*
                                                                                      JUNE 30,             THROUGH
                                                                                        2000          DECEMBER 31, 1999
                                                                                 ------------------   -----------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
OPERATIONS:
 Net investment income ...........................................................    $ 1,219,147        $   531,156
 Net realized loss on investments ................................................       (131,361)            (7,694)
 Net change in unrealized depreciation on investments ............................      1,213,241         (1,323,563)
                                                                                      -----------        -----------
  Net increase (decrease) in net investment assets resulting from operations .....      2,301,027           (800,101)
                                                                                      -----------        -----------
DIVIDENDS AND DISTRIBUTIONS:
 To common shareholders from net investment income ...............................       (843,390)          (428,386)
 To common shareholders in excess of net investment income .......................        (82,429)           (34,430)
 To preferred shareholders from net investment income ............................       (333,067)          (102,770)
 To preferred shareholders in excess of net investment income ....................        (32,553)            (8,260)
                                                                                      -----------        -----------
  Total dividends and distributions ..............................................     (1,291,439)          (573,846)
                                                                                      -----------        -----------
CAPITAL STOCK TRANSACTIONS:
 Net proceeds from initial public offering of Trust's common stock ...............             --         25,016,041
 Net proceeds from underwriters' over-allotment option ...........................             --          3,688,110
 Net proceeds from preferred stock issuance ......................................             --         17,064,454
 Common shares issued in connection with the reinvestment of common dividends
 and distributions ...............................................................          6,985                 --
                                                                                      -----------        -----------
   Net proceeds from capital stock transactions ..................................          6,985         45,768,605
                                                                                      -----------        -----------
     Total increase ..............................................................      1,016,573         44,394,658
NET INVESTMENT ASSETS
Beginning of period ..............................................................     44,494,661            100,003
                                                                                      -----------        -----------
End of period ....................................................................    $45,511,234        $44,494,661
                                                                                      ===========        ===========

--------------------
*Commencement of investment operations (Note 1).


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------


                                                                                        FOR THE PERIOD
                                                                    SIX MONTHS ENDED   AUGUST 25, 1999**
                                                                        JUNE 30,            THROUGH
                                                                          2000         DECEMBER 31, 1999
                                                                   ------------------ ------------------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .............................     $  13.40              $ 14.33#
                                                                       --------              -------
 Net investment income ...........................................         0.60                 0.27
 Net realized and unrealized gain (loss) on investments ..........         0.54                (0.66)
                                                                       --------              --------
Net increase (decrease) from investment operations ...............         1.14                (0.39)
                                                                       --------              --------
Dividends and distributions:
 Dividends from net investment income to:
  Common shareholders ............................................        (0.42)               (0.21)
  Preferred shareholders .........................................        (0.16)               (0.06)
 Distributions in excess of net investment income to:
  Common shareholders ............................................        (0.04)               (0.02)
  Preferred shareholders .........................................        (0.02)                   -
                                                                       --------              -------
 Total dividends and distributions ...............................        (0.64)               (0.29)
                                                                       --------              -------
Capital charge with respect to issuance of common shares .........           --                (0.03)
Capital charge with respect to issuance of preferred shares ......           --                (0.22)
                                                                       --------              -------
Total capital charges ............................................           --                (0.25)
                                                                       --------              -------
Net asset value, end of period* ..................................     $  13.90              $ 13.40
                                                                       ========              =======
Market value, end of period* .....................................     $13.6875              $13.375
                                                                       ========              =======
TOTAL INVESTMENT RETURN+ .........................................         6.06%               (9.34)%
                                                                       ========              =======
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:***
Expenses after fee waiver ........................................         1.12%                1.20%##
Expenses before fee waiver++ .....................................         1.53%                1.61%##
Net investment income before preferred stock dividends++..........         9.04%                5.63%
Preferred stock dividends ........................................         2.71%                1.17%
Net investment income available to common shareholders ...........         6.33%                4.46%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) .........     $ 27,123              $26,882
Portfolio turnover ...............................................           29%                   1%
Net assets of common shareholders, end of period (in thousands) ..     $ 28,011              $26,995
Preferred stock outstanding (in thousands) .......................     $ 17,500              $17,500
Asset coverage per share of preferred stock, end of period .......     $ 71,079              $63,571


----------
  * Net asset value and market value are published in BARRON's on Saturday and THE WALL STREET JOURNAL on Monday.
 ** Commencement of investment operations. (Note 1)
*** Annualized.
  + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for a period less than one year is not annualized.
 ++ Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders.
  # Net asset value  immediately  after the closing of the first public offering was $14.30.
 ## Restated to conform with current period presentation.

The information above represents the unaudited operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK PENNSYLVANIA
STRATEGIC MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock Pennsylvania Strategic Municipal Trust (the "Trust") was organized in Delaware on June 30, 1999 as a non-diversified, closed-end management investment company. The Trust had no transactions until August 19, 1999 when it sold 6,981 Common Shares for $100,003 to BlackRock Advisors, Inc. Investment operations commenced on August 25, 1999. The Trust's investment objectives are to provide current income exempt from regular Federal and Pennsylvania state income taxes and to invest in municipal bonds that over time will perform better than the broader Pennsylvania municipal bond market. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

       The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discount and amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to elect to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Trustees on February 24, 2000, non-interested Trustees may elect to defer receipt of all or a portion of their annual compensation.

       Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Trustees. This has the same economic effect as if the Trustees had invested the deferred amounts in such other BlackRock funds.

       The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Trustees in order to match its deferred compensation obligations.

NOTE  2.  AGREEMENTS

The Fund has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor"), a wholly owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The investment management agreement covers both investment advisory and administration services.

       The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.60% of the Trust's average weekly net investment assets. The Advisor has undertaken to waive fees and expenses as follows: through year ended 12/31/04 by 0.25%, for year ended 12/31/05 by 0.20%, for year ended 12/31/06 by 0.15%, for year ended 12/31/07 by 0.10% and for year ended 12/31/08 by 0.05%. Pursuant to the agreement, the Advisor waived fees of $55,778 during the period ended June 30, 2000.

       Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio, pays the compensation of officers of the Trust who are affiliated persons of the Advisor and pays occupancy and certain clerical and accounting costs. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the period ended June 30, 2000, aggregated $16,489,950 and $13,099,437, respectively.

       The federal income tax basis of the Trust's investments at June 30, 2000 was the same as the basis for financial reporting and accordingly, net unrealized depreciation was $110,322 (gross unrealized appreciation-$378,281, gross unrealized depreciation-$488,603).

       For Federal income tax purposes, the Trust had a capital loss carryforward at December 31, 1999 of approximately $7,700 which will expire in 2007. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE  4.  CAPITAL

There are an unlimited number of $.001 par value common shares of beneficial interest authorized. Of the 2,014,981 common shares of beneficial interest outstanding at June 30, 2000, the Advisor owned 6,981 shares.

       Transactions in common shares of beneficial interest for the period August 25, 1999 (commencement of investment operations) to December 31, 1999 were as follows:

Shares issued in connection with initial
  public offering ..........................   1,750,000
Shares issued in connection with the
  exercise of the underwriters'
  over-allotment option ....................     258,000
                                               ---------
Net increase in shares outstanding .........   2,008,000
                                               =========

       During the six months ended June 30, 2000 the Trust issued 511 common shares of beneficial interest under the terms of its Dividend Reinvestment Plan.

       Underwriting discounts of $1,355,400 and offering costs of $60,449 incurred in connection with the Trust's offering of common shares have been charged to paid-in capital in excess of par of the common shares.

       The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares of beneficial interest. On November 5, 1999 the Trust reclassified 700 shares of common stock of beneficial interest and issued a series of Auction Market Preferred Stock ("Preferred Stock") Series W7. The Preferred Shares have a liquidation value of $25,000 per share plus any accumulated but unpaid dividends. Underwriting discounts of $175,000 and offering costs of $260,546 incurred in connection with the Preferred Share offering have been charged to paid-in capital in excess of par of the common shares.

       Dividends on Series W7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 3.70% to 4.90% during the period ended June 30, 2000.

       The Trust may not declare dividends or make other distributions to common shares or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

       The Preferred Shares are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Declaration of Trust are not satisfied.

       The holders of Preferred Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Shares are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that, along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE  5.  DIVIDENDS

Subsequent to June 30, 2000, the Board of Trustees of the Trust declared a dividend from undistributed earnings of $0.076563 per common share payable August 1, 2000, to shareholders of record on July 14, 2000.

      For the period July 1, 2000 through July 31, 2000, dividends declared on Preferred Stock totalled $62,664.

--------------------------------------------------------------------------------
              THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST
                          DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the transfer agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the American Stock Exchange or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares are issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share (such condition being referred to herein as "market discount"), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
           THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     The Annual Meeting of Trust Shareholders was held May 18, 2000 to vote on the following matters:

     (1) To elect all eight Trustees as follows:

     DIRECTORS                                 CLASS      TERM       EXPIRING
     ---------                                 -----      ----       --------
     Andrew F. Brimmer .....................     III     3 years       2003
     Richard E. Cavanagh ...................      I      1 years       2001
     Kent Dixon ............................     III     3 years       2003
     Frank J. Fabozzi ......................      II     2 years       2002
     Lawrence D. Fink ......................     III     3 years       2003
     James Clayburn La Force, Jr. ..........      I      1 years       2001
     Walter F. Mondale .....................      II     2 years       2002
     Ralph L. Schlosstein ..................      II     2 years       2002

     (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 2000.

   Shareholders elected the eight Trustees and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                                       VOTES FOR*     VOTES AGAINST*     ABSTENTIONS*
                                                      ------------   ----------------   -------------
   Andrew F. Brimmer ..............................    1,977,133           --                 10,580
   Richard E. Cavanagh ............................          440           --                      -
   Kent Dixon .....................................    1,977,133           --                 10,580
   Frank J. Fabozzi ...............................          440           --                      -
   Lawrence D. Fink ...............................    1,977,133           --                 10,580
   James Clayburn La Force, Jr. ...................    1,977,133           --                 10,580
   Walter F. Mondale ..............................    1,977,133           --                 10,580
   Ralph L. Schlosstein ...........................    1,977,133           --                 10,580
   Ratification of Deloitte & Touche LLP ..........    1,977,133           --                 10,580


----------
* The votes represent common and preferred shareholders voting as a single class except for the election of Richard E. Cavanagh and Frank J. Fabozzi who were elected by the preferred shareholders.

--------------------------------------------------------------------------------
              THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST
                              INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVES

The BlackRock Pennsylvania Strategic Municipal Trust's investment objectives are to provide current income exempt from regular Federal and Pennsylvania state income tax consistent with the preservation of capital and invest in municipal bonds that will perform better than the Pennsylvania municipal bond market.


WHO MANAGES THE TRUST?

BlackRock   Advisors,   Inc.  (the"Advisor")  is  an  SEC-registered  investment
advisor. As of June 30, 2000, BlackRock and its affiliates (together, "BlackRock") managed $177 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $28 billion family of open-end equity and bond funds. BlackRock manages over 629 accounts, domiciled in the United States and overseas.


WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's or "Baa" by Moody's Investor Services) and up to 20% of its assets are rated below investment grade (Ba/BB or B) or that are unrated but deemed to be of comparable quality by the Advisor. The Trust intends to invest primarily all of the assets in a portfolio of investment grade Pennsylvania Municipal Obligations, which include debt obligations issued by the State of Pennsylvania, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from Federal and Pennsylvania income taxes.


WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in investment grade Pennsylvania Municipal Obligations or other municipal bonds. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to maintain an average portfolio maturity of 10-15 years, but the average maturity may be shortened or lengthened from time to time depending on market conditions.

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. The Trust issued preferred Shares to leverage the portfolio. See "Leverage Considerations in the Trust" below.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.


LEVERAGE CONSIDERATIONS IN THE TRUST

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the Trust. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVES. Although the objectives of the Trust are to provide current income that is exempt from regular Federal and Pennsylvania income taxes and to invest in municipal bonds that over time will perform better than the broader Pennsylvania Municipal bond market, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: BPS) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trustees and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
             THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST
                                   GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:         Investment  vehicle  which  initially  offers  a  fixed
                         number of shares  and trades on a stock  exchange.  The
                         Trust   invests  in  a  portfolio  of   securities   in
                         accordance with its stated investment objectives and policies.

DISCOUNT:                When a Trust's  net  asset  value is  greater  than its
                         stock price the fund is said to be trading at a discount.

DIVIDEND:                Income  generated  by  securities  in a  portfolio  and
                         distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:   Shareholders  may have all dividends and  distributions
                         of  capital   gains   automatically   reinvested   into
                         additional shares of a Trust.

MARKET PRICE:            Price per share of a security  trading in the secondary
                         market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):   Net  asset  value  is the  total  market  value  of all
                         securities  and other  assets  held by the Trust,  plus
                         income   accrued   on  its   investments,   minus   any
                         liabilities including accrued expenses,  divided by the
                         total  number  of   outstanding   shares.   It  is  the
                         underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET
                         JOURNAL on Monday.

PREMIUM: When a Trust's stock price is greater than its net asset value, the Tr ust  is said to be  trading  at a
                         premium.

PREREFUNDED BONDS:       These securities are collateralized by U.S.  Government
                         securities which are held in escrow and are used to pay
                         principal  and  interest  on the tax  exempt  issue and
                         retire  the  bond  in  full  at  the  date   indicated,
                         typically at a premium to par.

--------------------------------------------------------------------------------
                           BLACKROCK ADVISORS, INC.
                          SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                              STOCK     MATURITY
                                                              SYMBOL      DATE
PERPETUAL TRUSTS                                            ----------  --------
The BlackRock Income Trust Inc.                                 BKT         N/A
The BlackRock North American Government Income Trust Inc.       BNA         N/A
The BlackRock High Yield Trust                                  BHY         N/A


TERM TRUSTS
The BlackRock Target Term Trust Inc.                            BTT        12/00
The BlackRock 2001 Term Trust Inc.                              BTM        06/01
The BlackRock Strategic Term Trust Inc.                         BGT        12/02
The BlackRock Investment Quality Term Trust Inc.                BQT        12/04
The BlackRock Advantage Term Trust Inc.                         BAT        12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.       BCT        12/09


TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------

                                                                       STOCK      MATURITY
                                                                       SYMBOL       DATE
                                                                      --------   ---------
PERPETUAL TRUSTS
The BlackRock Investment Quality Municipal Trust Inc.                   BKN         N/A
The BlackRock California Investment Quality Municipal Trust Inc.        RAA         N/A
The BlackRock Florida Investment Quality Municipal Trust                RFA         N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.        RNJ         N/A
The BlackRock New York Investment Quality Municipal Trust Inc.          RNY         N/A
The BlackRock Pennsylvania Strategic Municipal Trust                    BPS         N/A
The BlackRock Strategic Municipal Trust                                 BSD         N/A


TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                          BMN        12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                    BRM        12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.         BFC        12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                 BRF        12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.           BLN        12/08
The BlackRock Insured Municipal Term Trust Inc.                         BMT        12/10

IF  YOU  WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK
        AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                  AN OVERVIEW
--------------------------------------------------------------------------------

     BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of June 30, 2000, BlackRock and its affiliates (together, "BlackRock") managed $177 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $28 billion family of open-end equity and bond funds.
BlackRock manages over 629 accounts, domiciled in the United States and overseas.

     BlackRock's  fixed  income  product  was  introduced  in  1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

     BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals are dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

     BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

     In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.
















                     IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

---------
BlackRock
---------

TRUSTEES
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin M. Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION AGENT
Deutsche Bank
4 Albany Street
New York, NY 10006

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

   The accompanying financial statements as of June 30, 2000 were not audited and accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                      THE BLACKROCK PENNSYLVANIA STRATEGIC
                                 MUNICIPAL TRUST
                          c/o BlackRock Advisors, Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                                 (800) 227-7BFM



[RECYCLE LOGO] Printed on recycled paper


      ---------
      BlackRock
THE   ---------
PENNSYLVANIA
STRATEGIC
MUNICIPAL TRUST
=====================
SEMI-ANNUAL REPORT
JUNE 30, 2000

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